For Immediate Release

Contact:  Brian Frank

   (917) 748-1390

   bfrank@frankfunds.com

FRANK VALUE FUND NAMED ONE OF THE WALL STREET JOURNAL’S CATEGORY KINGS

Young Mutual Fund Managers Offer Back-to-Basics Approach to Investing

Parsippany, NJ – May 19, 2009 – Few mutual fund managers have an excellent long-term public track record and even less have managers under 40 years old. The Frank Value Fund (NASDAQ:  FRNKX) has both – Alfred, 30, and Brian Frank, 27, earned a four-star Morningstar rating and will mark their five-year anniversary in July. On May 4, 2009, The Wall Street Journal ranked the Frank Value Fund a “Category King” in the multi-cap core category, placing No. 6 out of 786 funds—impressive for two brothers who started their fund in a New York University dorm room in 2004. In a time of record losses and dismal market performance, investors are turning to independent, back-to-basics funds like the Frank Value Fund.

Average Annual Total Return

Frank Value Fund

S&P 500

1mo ended 4/30/09

23.83%*

9.57%

YTD 4/30/09

14.72%*

-2.50%

The Frank Value Fund is seeing amazing earning results and smart managerial decisions from well-researched holdings, and the market is acknowledging these results with dollars. The fund’s small asset size makes it nimble – the managers are able to quickly buy or sell positions without moving the market and their investment universe is significantly wider than that of the competition. While readers may not yet recognize its name, the Frank Value Fund makes for a great story on both a professional and personal level.

For more information, please visit us at www.frankfunds.com.

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About Frank Value Fund

The Frank Value Fund is a multi-cap mutual fund aiming to provide investors with superior returns and minimal risk. The fund focuses on high-quality companies with strong-balance sheets, limited competition, and low valuations. As an independent fund, the Frank Value Fund has tremendous advantages researching a much larger investment universe and being able to buy or sell when others cannot. The fund also focuses on the fundamentals and ignores the noise of day-to-day trading. This long-term, back-to-basics approach has enabled the fund to significantly outperform both its competition and benchmark, the S&P 500, since inception on July 21, 2004. Alfred and Brian Frank are co-mangers of the fund as well as large shareholders.

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* Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.